                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                           CHIEF FINANCIAL OFFICER OF
                                 INFINITY, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350

We certify that, to the best of our knowledge and belief,  the Quarterly  Report on Form 10-QSB of Infinity, Inc. for the period ending September 30, 2002:

     (1)  complies  with  the  requirements  of  Section  13(a)  or 15(d) of the
          Securities and Exchange Act of 1934; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of Infinity, Inc.

Dated:  November 14, 2002

/s/ Alan Treibitz
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Alan Treibitz
Chief Executive Officer